LETTER OF TRANSMITTAL
to Accompany Shares of Common Stock, $0.001 Par Value of
THE EUROPEAN EQUITY FUND, INC.
(the “Fund”)
Tendered Pursuant to the Offer to Purchase
Dated November 10, 2005
THE OFFER WILL EXPIRE AT 11:59 P.M. EASTERN TIME
ON DECEMBER 12, 2005 UNLESS THE OFFER IS EXTENDED
The Depositary:
Colbent Corporation
Depositary Addresses:

By First Class Mail:	By Registered, Certified or Express Mail or Overnight Courier:	By Hand:
P.O. Box 859208	161 Bay State Road	161 Bay State Road
Braintree, MA 02185-9208	Braintree, MA 02184	Braintree, MA 02184
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
DESCRIPTION OF SHARES TENDERED
(See Instructions 3 and 4)

Name(s) and Address(es) of Registered Owner(s)
(Please Fill in, if Blank, Exactly the Name(s) in Which
Shares Are Registered)
(Attach Additional Signed List, if Necessary)	Shares Tendered

		Total Number of	Number
	Certificate	Shares Represented by	of Shares
	Number(s)*	Certificate(s)**	Tendered

Dividend Reinvestment Shares Tendered

Total Shares Tendered

* Need not be completed for Book-Entry Shares.
** If the Shares tendered hereby are in certificate form, the certificate representing such Shares MUST be returned together with this Letter of Transmittal.

☐	I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF STOCK OF THE EUROPEAN EQUITY FUND, INC. AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

THE UNDERSIGNED ALSO TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME(S) OF THE UNDERSIGNED BY THE FUND’S TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT PLAN, IF ANY. CHECK THIS BOX ☐ IF THERE ARE ANY SUCH SHARES.

☐	THIS BOX SHOULD BE CHECKED IF, IN ADDITION TO SHARES TENDERED HEREBY, SHARES ARE ALSO CONSTRUCTIVELY OWNED BY THE UNDERSIGNED AS DETERMINED UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

☐	ODD LOTS: This box should be checked ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

☐ Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

☐ Is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.
     A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED BY EACH REGISTERED OWNER OF SHARES WHICH ARE CONSIDERED TO BE CONSTRUCTIVELY OWNED BY THE UNDERSIGNED.
     This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a Letter of Transmittal properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any certificates representing Shares tendered, any other documents required by this Letter of Transmittal must be mailed or delivered to the Depositary at an appropriate address set forth above and must be received by the Depositary prior to 11:59 p.m. Eastern Time on December 12, 2005, or such later time and date to which the Offer is extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 4(c) of the Offer to Purchase. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.
     The boxes below are to be checked by eligible institutions only.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

DTC Participant Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution Which Guaranteed Delivery:

DTC Participant Number (if delivered by book-entry transfer):

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW: PLEASE READ THE
ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
      The person(s) signing this Letter of Transmittal (the “Signor”) hereby tender(s) to The European Equity Fund, Inc., a non-diversified, closed-end management investment company incorporated in Maryland (the “Fund”), the above-described shares of common stock, par value $0.001 per share (the “Shares”), of the Fund, for purchase by the Fund at a price (the “Purchase Price”) equal to 95% of the net asset value (“NAV”) per Share determined as of the close of the regular trading session of the New York Stock Exchange on December 13, 2005 (or, if the Offer, as defined below, is extended, on the next business day after the day to which the offer is extended) in cash, under the terms and subject to the conditions set forth in the Offer to Purchase dated November 10, 2005, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which Offer to Purchase and Letter of Transmittal together with any amendments or supplements thereto collectively constitute the “Offer”).
      Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints Colbent Corporation (the “Depositary”) as attorney-in-fact of the Signor with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Fund’s books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer.
      The Signor hereby represents and warrants that (a) the Signor, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering stockholder’s instructions to tender pursuant to the terms and conditions of this Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees; (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents that the Depositary or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and (d) the Signor has read and agrees to all of the terms and conditions of the Offer.
      The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.
      The Signor recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Fund may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the Signor understands that certificate(s) for the Shares not purchased, if any, will be returned to the Signor at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signor recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.
      The Signor understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the Signor and the Fund upon the terms and subject to the conditions of the Offer.
      The check for the purchase price of the tendered Shares purchased will be issued to the order of the Signor and mailed to the address indicated, unless otherwise indicated below in the box entitled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the purchase price under any circumstances.
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signor and all obligations of the Signor hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Offer, this tender is irrevocable.

      Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any Share certificates not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price for any Shares purchased and/or return any Share certificates not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the purchase price and/or return any Share certificates not accepted for payment in the name of, and deliver such check and/or return any such Share certificates to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if any certificate for Shares not purchased and/or a check for the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned.
Issue     ☐ Check     ☐ Certificate(s) to:
Name(s):

(Please Print)
Address(es):

(Include Zip Code)

(Tax Identification or Social Security Numbers)
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if any certificate for Shares not purchased and/or a check for the purchase price of Shares accepted for payment and issued in the name of someone other than the registered owner(s), or to the registered owner(s) at an address other than that shown above.
Issue     ☐ Check     ☐ Certificate(s) to:
Name(s):

(Please Print)
Address(es):

(Include Zip Code)

STOCKHOLDER(S) SIGN HERE
(See Instructions 1 and 5) (Please See Substitute Form W-9)
(Please Print Except for Signature)
(Signature(s) Exactly as Shares Are Registered)

(Signatures of Stockholder(s))
Dated: ____________________________________________________________ , 200
Must be signed by registered owner(s) exactly as Shares are registered. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5. Signature guarantees are required in certain circumstances. See Instruction 1. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal.
Name(s):

(Please Print Name(s) of Owner(s) Exactly as Shares Are Registered)

(Tax Identification or Social Security Number(s)):

Daytime Telephone Number, including Area Code:

Guarantee of Signature(s)
(See Instructions 1 and 5) (Please Print Except for Signature) Authorized Signature
Name:

Title:

Name of Firm:

Address:

(Include Zip Code)
Telephone Number, including Area Code:

Dated: ____________________________________________________________ , 200

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company (“DTC”) whose name appears on DTC’s security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” included in this Letter of Transmittal, or (b) the Shares are tendered for the account of a firm (an “Eligible Institution”) which is a broker, dealer, commercial bank, credit union, savings association or other entity which is a member in good standing of a stock transfer association’s approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
      2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 4 of the Offer to Purchase.
      THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, AND THE PROCESSING FEE IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Stockholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a copy or facsimile hereof) properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer.
      The Fund will not accept any alternative, conditional or contingent tenders. All tendering stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or a copy or facsimile hereof), waive any right to receive any notice of the acceptance of their tender.
      3. Lost Certificates. In the event that any stockholder of The European Equity Fund is unable to deliver to the Exchange Agent the Certificate(s) representing his, her or its shares of Stock of the European Equity Fund due to the loss or destruction of such Certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the stockholder should also contact the Information Agent, at their number (888) 293-6907, to report the lost securities. The Agent will forward additional documentation which such stockholder must complete in order to effectively surrender such lost or destroyed Certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Agent.
      4. Inadequate Space. If the space provided in any of the boxes to be completed is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.
      5. Proration. If more than 2,957,998 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering stockholders, in accordance with the terms and subject to the conditions specified in the Offer to Purchase, on a pro rata basis (disregarding fractions) in accordance with the number of Shares duly tendered by each stockholder during the period the Offer is open (and not timely withdrawn), unless the Fund determines not to purchase any Shares.
      Notwithstanding the foregoing, in accordance with the terms and conditions specified in the Offer, the Fund will accept all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who tenders all such Shares by means of Letter of Transmittal tendered by or on behalf of that stockholder. This preference for odd lots will not be available unless the item captioned ODD LOTS is completed.

      If Shares duly tendered by or on behalf of a Stockholder include Shares held pursuant to the Fund’s dividend reinvestment plan, the proration will be applied first with respect to other shares tendered and only thereafter, if and as necessary, with respect to Shares held pursuant to that plan. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering stockholder.
      6. Signatures on Letter of Transmittal, Authorizations and Endorsements.
      (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) for the Shares tendered without alteration, enlargement or any change whatsoever.
      (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      (c) If any of the tendered Shares are registered in different names (including Shares attributed to the tendering stockholder for Federal income tax purposes under Section 318 of the Code) on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.
      (d) If this Letter of Transmittal or any certificate for Shares tendered or stock powers relating to Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted.
      (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.
      (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed thereon, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Shares involved. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.
      7. Transfer Taxes. The Fund will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer, provided, however, that if (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.
      8. Special Payment and Delivery Instructions. If certificate(s) for unpurchased Shares and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such certificate(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes “Special Payment Instructions” and/or “Special Delivery Instructions” in this Letter of Transmittal must be completed.
      9. Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or not accompanied by the Processing Fee or to refuse to accept for payment, purchase or pay for, any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or stockholder(s). The Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.
      NEITHER THE FUND, ITS BOARD OF DIRECTORS, DIMA, THE FUND’S INVESTMENT ADVISER, THE DEPOSITARY NOR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

      10. Questions and Requests for Assistance and Additional Copies.     Questions, requests for assistance and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Georgeson Shareholder Communications, Inc. (the “Information Agent”) by telephoning (888) 293-6907. Stockholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Stockholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.
      11. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14e-4 promulgated thereunder, make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person’s own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a “net long position” equal to or greater than the amount tendered in (a) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer, or (b) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.
      The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering stockholder and the Fund upon the terms and subject to the conditions of the Offer, including the tendering stockholder’s representation that the stockholder has a “net long position” in the Shares being tendered within the meaning of Rule 14e-4 and that the tender of such Shares complies with Rule 14e-4.
      12. Important Information Regarding Backup Withholding. Each stockholder that is a United States person is required to provide the Depositary with the stockholder’s correct Taxpayer Identification Number (“TIN”), generally the stockholder’s social security or federal employer identification number, on the Substitute Form W-9 provided above, or, alternatively, to establish another basis for exemption from backup withholding. A Fund stockholder must cross out item (2) in Part II Certification of the Substitute Form W-9 if such stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the stockholder to 28% federal income tax backup withholding on any reportable payments made to such stockholder. If the stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such stockholder. A stockholder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that stockholder’s exempt status.
      In order for a non-U.S. stockholder to avoid the 28% backup withholding tax, the non-U.S. stockholder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-U.S. status. A copy of Form W-8 and instructions for completing that form are enclosed for such stockholders.
      Backup withholding tax is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding tax will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, the stockholder may claim a refund from the Internal Revenue Service. All stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Offer.
      The tax information set forth above is included for general information only and may not be applicable to the situations of certain taxpayers.
      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY OR FACSIMILE HEREOF) PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S) AND THE ORIGINAL OF ANY REQUIRED SIGNATURE GUARANTEE(S), SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM) AND OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER.

Substitute Form W-9
Department of the Treasury Internal Revenue Service
Payer’s Request for TIN and Certification

 Name:

Please check the appropriate box indicating your status: ☐ Individual/ Sole proprietor☐ Corporation☐ Partnership☐ Other	Exempt from backup withholding

 Address (number, street, and apt. or suite no.)

 City, state, and ZIP code

 Part I          TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For
most individuals, this is your social security number. If you do not have a number, see the	Social Security Number
enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute	OR
Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the
“Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.	Employer Identification Number

 Part II                        Certification

 Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person▶	Date▶

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 7, “IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING”.
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person▶	Date▶

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name and
For this type of account:		SOCIAL SECURITY number of —

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of —

6.	Sole proprietorship or single-member LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.
Payees Exempt From Backup Withholding
Payees specifically exempted from backup withholding include:

(1)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.
Payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under Section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.
The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.
Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

DEPOSITARY
Colbent Corporation
Depositary Addresses:
BY REGISTERED, CERTIFIED OR
EXPRESS MAIL OR OVERNIGHT

BY FIRST CLASS MAIL:	COURIER:	BY HAND:

P.O. Box 859208	161 Bay State Road	161 Bay State Road
Braintree, MA 02185-9208	Braintree, MA 02184	Braintree, MA 02184
INFORMATION AGENT
Georgeson Shareholder Communications, Inc.
Banks and Brokers Call Collect:
(212) 440-9800
All Others Call Toll Free:
(888) 293-6907